UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

February 17, 2020

Date of Report (Date of earliest event reported)

DuPont de Nemours, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road, Building 730 Wilmington, Delaware 19805

(Address of Principal Executive Offices) (Zip Code)

(302) 774-1000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers.

On February 18, 2020, DuPont de Nemours, Inc. (the “Company”) announced that its Board of Directors (the “Board”) elected Edward D. Breen to serve as Chief Executive Officer and Lori Koch to serve as Executive Vice President and Chief Financial Officer effective as of the close of business on February 17, 2020. Mr. Breen will remain a director of the Company and continue to serve as Executive Chairman. The Company also announced that, as of the close of business on February 17, 2020, Mr. C. Marc Doyle departed from his position as Chief Executive Officer and director of the Company and that Ms. Jeanmarie Desmond departed from her position as Chief Financial Officer of the Company.

The Company has determined that their respective departures warrant the payment of benefits payable upon a termination of employment without cause.

Mr. Breen, 63, has served as the Company’s Executive Chairman since June 2019. Mr. Breen previously served as the Chairman of the Company from April 2019 until May 2019 and Chief Executive Officer of the Company from September 2017 until May 2019. He was named Interim Chairman of E. I. du Pont de Nemours and Company (“EID”) and Chief Executive Officer on October 16, 2015, and assumed those roles permanently on November 9, 2015. He served as Chairman, from July 2002 to March 2016, and Chief Executive Officer, from July 2002 to September 2012, of Tyco International, plc, a leading global provider of security products and services, fire detection and suppression products and services and life safety products. Prior to joining Tyco, Mr. Breen held senior management positions at Motorola, including as President and Chief Operating Officer, and General Instrument Corporation, including as Chairman, President and Chief Executive Officer. Mr. Breen serves on the board of Comcast Corporation and Corteva, Inc.

Ms. Koch, 45, has served as the Company’s Vice President, Investor Relations since June 2019. Ms. Koch previously served as the Director of Investor Relations of EID from July 2016 to May 2019; Global Finance Director of EID’s Performance Materials business from November 2015 to July 2016; and the Global Finance Manager for various EID businesses from April 2008 to July 2016. Ms. Koch serves on the board of Aceto Corporation.

A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 18, 2020

104	This cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC. Registrant

Date: February 18, 2020	By:	/s/ Michael G. Goss
	Name:	Michael G. Goss
	Title:	Vice President and Controller